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Aptevo Therapeutics Inc.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 01, 2018

APTEVO THERAPEUTICS INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 02, 2018
Date: June 01, 2018 **Time:** 9:00 AM PDT
Location: World Trade Center Seattle
2200 Alaskan Way
Seattle, WA 98121

Aptevo™ Therapeutics

APTEVO THERAPEUTICS INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:How to View Online:Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line...........0000377870_2 R1.0.1.171. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2018 to facilitate timely delivery.

Voting items0000377870_3 R1.0.1.17The Board of Directors recommends you vote FOR the following:1. To elect two nominees to the Board of Directors to hold office for a term expiring at our 2021 Annual Meeting of Stockholders. Nominees01 Daniel J. Abdun-Nabi02 Grady Grant, III2. To approve the Company's 2018 Stock Incentive Plan.3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2018.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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